Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 517,501,127.00
Previously Paid Amount	0.00
Total Fee Amount	71,466.91
Total Offset Amount	0.00
Net Fee	$ 71,466.91
Final Prospectus	false